UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2012

Target Corporation

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Shares)

1000 Nicollet Mall, Minneapolis, Minnesota 55403

(Address of principal executive offices, including zip code)

(612) 304-6073

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 13, 2012, Target Corporation (the “Company”) held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”), at which our shareholders approved the Target Corporation Officer Short-Term Incentive Plan (the “Plan”).  The full text of the Plan is attached as Appendix A to the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 30, 2012, and is incorporated herein by reference.

Item 5.07.                                          Submission of Matters to a Vote of Shareholders.

On June 13, 2012, Target Corporation held its 2012 Annual Meeting of Shareholders to:  (1) elect directors for a one-year term; (2) ratify the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm; (3) approve the Target Corporation Officer Short-Term Incentive Plan; (4) approve, on an advisory basis, the Company’s executive compensation; (5) vote on a shareholder proposal on electronics recycling; and (6) vote on a shareholder proposal on prohibiting use of corporate funds for political elections or campaigns.

At the close of business on April 16, 2012, the record date of the Annual Meeting, the Company had 662,001,328 shares of common stock issued and outstanding.  The holders of a total of 583,482,642 shares of common stock were present at the Annual Meeting, either in person or by proxy, which total constituted a majority of the issued and outstanding shares on the record date for the Annual Meeting.

The final voting results and the votes used to determine the results for each proposal (as indicated by the borders) are set forth below:

1.               The shareholders elected each of the following nominees for a one-year term:

	For		Against			Broker
Nominee	Shares	%	Shares	%	Abstain	Non-Votes
Roxanne S. Austin	511,699,572	99.1	4,720,112	0.9	7,248,810	59,814,148
Calvin Darden	511,135,034	98.4	8,365,017	1.6	4,168,443	59,814,148
Mary N. Dillon	511,818,660	98.5	7,947,288	1.5	3,902,546	59,814,148
James A. Johnson	420,654,778	89.9	47,225,617	10.1	55,788,099	59,814,148
Mary E. Minnick	517,191,019	99.3	3,404,216	0.7	3,073,259	59,814,148
Anne M. Mulcahy	437,693,391	92.3	36,503,721	7.7	49,471,382	59,814,148
Derica W. Rice	516,236,659	99.2	4,266,990	0.8	3,164,845	59,814,148
Stephen W. Sanger	508,778,699	98.5	7,737,291	1.5	7,152,504	59,814,148
Gregg W. Steinhafel	505,809,497	99.0	5,242,039	1.0	12,616,958	59,814,148
John G. Stumpf	505,972,241	97.7	11,982,621	2.3	5,713,632	59,814,148
Solomon D. Trujillo	512,862,389	99.1	4,693,075	0.9	6,113,030	59,814,148

2.                                       The shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered accounting firm for 2012:

For:	Shares	574,096,487
	%	98.4
Against:	Shares	6,817,427
	%	1.2
Abstain:	Shares	2,568,728
	%	0.4

3.                                       The shareholders approved the Target Corporation Officer Short-Term Incentive Plan:

For:	Shares	497,102,305
	%	94.9
Against:	Shares	22,416,277
	%	4.3
Abstain:	Shares	4,149,912
	%	0.8
Broker Non-Votes:	Shares	59,814,148

4.                                       The shareholders approved, on an advisory basis, our executive compensation:

For:	Shares	432,090,313
	%	83.9
Against:	Shares	83,167,867
	%	16.1
Abstain:	Shares	8,410,314
Broker Non-Votes:	Shares	59,814,148

5.                                       The shareholders did not approve a shareholder proposal on electronics recycling:

For:	Shares	36,515,998
	%	7.0
Against:	Shares	390,746,006
	%	74.6
Abstain:	Shares	96,406,490
	%	18.4
Broker Non-Votes:	Shares	59,814,148

6.                                       The shareholders did not approve a shareholder proposal on prohibiting use of corporate funds for political elections or campaigns:

For:	Shares	24,110,105
	%	4.6
Against:	Shares	424,903,914
	%	81.1
Abstain:	Shares	74,654,475
	%	14.3
Broker Non-Votes:	Shares	59,814,148

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                  Exhibits.

(10)AA	Target Corporation Officer Short-Term Incentive Plan (Incorporated by reference to Appendix A to the Target Corporation Proxy Statement filed April 30, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGET CORPORATION

Date: June 15, 2012	/s/ Timothy R. Baer
Timothy R. Baer
Executive Vice President, General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit	Description	Method of Filing

(10)AA	Target Corporation Officer Short-Term Incentive Plan.	Incorporated by Reference